                                                                    EXHIBIT 99.3

                                 NAVISITE, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                          JANUARY 31, 2004 (UNAUDITED)
                                 (IN THOUSANDS)

                                                          CONSOLIDATED
                                                            NAVISITE      SUREBRIDGE     PRO FORMA     PRO FORMA
                                                            1/31/2004     12/31/2003    ADJUSTMENTS      TOTAL
                                                          -------------   ----------    -----------    ---------
ASSETS

Current assets:
       Cash and cash equivalents                           $   7,719      $ 2,520       $      -       $ 10,239
       Accounts receivable, net                               16,244        4,340              -         20,584
       Costs and estimated earnings in excess of billings          -          279              -            279
       Prepaid expenses and other current assets               4,200          494              -          4,694
                                                           ---------      -------       --------       --------
             Total current assets                             28,163        7,633              -         35,796

Property and equipment, net                                   17,750        8,302              -         26,052
Intangible assets                                             10,335        4,638              -         14,973
Goodwill                                                       3,206        6,291         39,674 (a)     49,171
Other assets                                                   6,194          190              -          6,384
Restricted cash                                                1,948          520              -          2,468
                                                           ---------      -------       --------       --------
             Total assets                                  $  67,596      $27,574       $ 39,674       $134,844
                                                           =========      =======       ========       ========

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK
  AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:

       Accounts receivable financing line                     11,667            -              -         11,667
       Current notes payable                                   1,744        2,576              -          4,320
       Capital lease obligations, current portion              2,409          309              -          2,718
       Current note payable to related party                   3,000            -              -          3,000
       Accounts payable                                        6,252        4,440              -         10,692
       Accrued expenses                                       15,184        3,006            500(b)      18,690
       Deferred revenue                                        2,452          948              -          3,400
       Customer deposits                                         127          163              -            290
                                                           ---------      -------       --------       --------
             Total current liabilities                        42,835       11,442            500         54,777

Capital lease obligations, less current portion                1,187            5              -          1,192
Accrued impairment, less current portion                       2,497            -              -          2,497
Note to AppliedTheory Estate                                   6,000            -              -          6,000
Notes payable                                                  1,429        1,561         39,300(b)      42,290
Other long-term liabilities                                    2,022           70              -          2,092
                                                           ---------      -------       --------       --------
                                                              55,970       13,078         39,800        108,848

Redeemable convertible preferred stock                             -       61,705        (61,705)(b)          -

Shareholders' equity (deficit):
       Treasury stock                                              -         (465)           465 (b)          -
       Common stock                                              249          109            (79)(b)        279
       Deferred compensation                                  (1,768)           -              -         (1,768)
       Accumulated other comprehensive income                     30            -              -             30
       Additional paid in capital                            438,410        9,923          4,417(b)     452,750
       Accumulated deficit                                  (425,295)     (56,776)        56,776(b)    (425,295)
                                                           ---------      -------       --------       --------
             Total shareholders' equity (deficit)             11,626      (47,209)        61,579         25,996
                                                           ---------      -------       --------       --------
             Total liabilities, redeemable convertible
               preferred stock and shareholders'
               equity (deficit)                            $  67,596      $27,574       $ 39,674       $134,844
                                                           =========      =======       ========       ========

                                 NAVISITE, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  SIX MONTHS ENDED JANUARY 31, 2004 (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            CONSOLIDATED
                                              NAVISITE       SUREBRIDGE       PRO FORMA      PRO FORMA
                                           6-MOS. 1/31/04  6-MOS. 12/31/03   ADJUSTMENTS       TOTAL
                                           --------------  ---------------   -----------     ---------
Total revenue                                $ 45,802          $ 21,139       $      -       $ 66,941

Cost of revenue
      Cost of revenue                          34,682            15,148              -         49,830
      Impairment, restructuring and other         633                 -              -            633
                                             --------          --------       --------       --------
           Total cost of revenue               35,315            15,148              -         50,463

           Gross profit                        10,487             5,991              -         16,478

Operating expenses:
      Product development                         660                 -              -            660
      Selling and marketing                     3,876             4,572              -          8,448
      General and administrative               10,245             6,099              -         16,344
      Impairment, restructuring and other       1,402                 -              -          1,402
                                             --------          --------       --------       --------
           Total operating expenses            16,183            10,671              -         26,854

           Loss from operations                (5,696)           (4,680)             -        (10,376)

Other income (expense):
      Interest income                              97                 8              -            105
      Interest expense                         (1,279)             (161)        (1,965)(c)     (3,405)
      Other income (expense), net                  86                 -              -             86
                                             --------          --------       --------       --------
           Net loss                          $ (6,792)         $ (4,833)      $ (1,965)      $(13,590)
                                             ========          ========       ========       ========

Basic and diluted loss per share             $  (0.28)                                       $  (0.49)
                                             ========                                        ========

Weighted average basic and diluted shares
       used in computing loss per share        24,624                            3,000(b)      27,624
                                             ========                                        ========

                                 NAVISITE, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      YEAR ENDED JULY 31, 2003 (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                        CONSOLIDATED
                                          NAVISITE      SUREBRIDGE       CBT         CBTM
                                        12-MOS. ENDED  12-MOS. ENDED  8/1/02 -    8/1/02 -
                                           7/31/03        6/30/03       8/31/02      8/31/02
                                        -------------  -------------  ---------   ----------
Total revenue                            $  76,591       $  34,343    $   1,437    $   2,536

Total cost of revenue                       70,781          22,386        1,263        1,850
                                         ---------       ---------    ---------    ---------

     Gross profit (deficit)                  5,810          11,957          174          686

Operating expenses:

   Product development                         950               -            -            -
   Selling and marketing                     5,960           6,702            9          157
   General and administrative               20,207           9,728          237          500
   Impairment, restructuring and other       8,882               -            -            -
                                         ---------       ---------    ---------    ---------
     Total operating expenses               35,999          16,430          246          657

     (Loss) income from operations         (30,189)         (4,473)         (72)          29

Other income (expense):

   Interest income                             851             102            -            -
   Interest expense                        (43,403)           (299)           -         (140)
   Other income (expense), net                (733)           (111)           -          (21)
                                         ---------       ---------    ---------    ---------

     Loss before income taxes              (73,474)         (4,781)         (72)        (132)

     Provision for income taxes               (153)           (237)           -            -
                                         ---------       ---------    ---------    ---------

     Net loss                            $ (73,627)      $  (5,018)   $     (72)   $    (132)
                                         =========       =========    =========    =========
Basic and diluted loss per share         $   (6.32)
                                         =========
Weighted average basic and diluted
     shares used in computing loss
     per share                              11,654
                                         =========

                                          CONXION     INTERLIANT
                                         8/1/02 -     8/1/02 -      PRO FORMA       PRO FORMA
                                            3/31/03      5/15/03   ADJUSTMENTS        TOTAL
                                         ----------   ----------   -----------      ---------
Total revenue                             $  12,241    $  20,654   $        -       $ 147,802

Total cost of revenue                        19,057       11,517            -         126,854
                                          ---------    ---------   ----------       ---------

     Gross profit (deficit)                  (6,816)       9,137            -          20,948

Operating expenses:

   Product development                            -          958            -           1,908
   Selling and marketing                      4,104        1,853            -          18,785
   General and administrative                 1,590       16,479            -          48,741
   Impairment, restructuring and other       (4,135)           -            -           4,747
                                          ---------    ---------   ----------       ---------
     Total operating expenses                 1,559       19,290            -          74,181

     (Loss) income from operations           (8,375)     (10,153)           -         (53,233)

Other income (expense):

   Interest income                               99           32            -           1,084
   Interest expense                               -       (3,284)      (3,930)(c)     (51,056)
   Other income (expense), net                 (209)       6,149            -           5,075
                                          ---------    ---------   ----------       ---------

     Loss before income taxes                (8,485)      (7,256)      (3,930)        (98,130)

     Provision for income taxes                   -            -            -            (390)
                                          ---------    ---------   ----------       ---------

     Net loss                             $  (8,485)   $  (7,256)  $   (3,930)      $ (98,520)
                                          =========    =========   ==========       =========

Basic and diluted loss per share                                                    $   (6.72)
                                                                                    =========
Weighted average basic and diluted
     shares used in computing loss
     per share                                                          3,000 (b)      14,654
                                                                                    =========

                                 NAVISITE, INC.
    NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

(a) Purchase Price Allocation

The following represents the preliminary allocation of the estimated purchase price for NaviSite's acquisition of Surebridge over the historical net book values of the acquired assets and assumed liabilities of Surebridge as of the date of the pro forma balance sheet, and is for illustrative purposes only. Assuming the transaction occurred on January 31, 2004, the estimated purchase price allocation for the acquisition of Surebridge would have been as follows (in thousands):

Working capital, including cash acquired               $      (3,809)
Property & equipment                                           8,302
Other non-current assets                                       5,348
Long-term debt                                                (1,561)
Non-current liabilities                                          (75)
Goodwill                                                      45,965
                                                       -------------
Purchase price                                         $      54,170
                                                       =============

     The goodwill adjustment in the pro forma condensed combined balance sheet was determined as follows (in thousands):

Elimination of pre-existing Surebridge goodwill        $      (6,291)
Goodwill resulting from the acquisition (see above)           45,965
                                                       -------------
Goodwill adjustment                                    $      39,674
                                                       =============

The purchase price allocation for the acquisition of Surebridge is preliminary and is subject to adjustment upon finalization of the purchase accounting as of the date of consummation of the acquisition. In addition, NaviSite has not completed its valuation of intangible assets to be acquired. As a result, the final allocation of the excess of the purchase price over the book value of the net assets acquired could differ materially. Upon completion of its valuation of the intangible assets to be acquired, certain identifiable intangible assets may be recorded and would be subject to amortization. Assuming a five-year life, every $1.0 million of identifiable intangible assets recorded would result in approximately $200,000 of annual amortization expense in the pro forma statements of operations.

(b) Components of the Estimated Purchase Consideration

The pro forma financial information reflects NaviSite's acquisition of substantially all the assets and liabilities of Surebridge for consideration valued at approximately $54.2 million. The pro forma adjustments reconcile the historical balance sheet of NaviSite to the allocated purchase price above and include the purchase consideration. The description of the components of the estimated purchase price consideration is as follows (in thousands):

Two promissory notes payable                                          $     39,300
Fair value of 3 million shares of NaviSite common stock                     14,370
Estimated direct acquisition costs                                             500
                                                                      ------------
Total estimated purchase price                                        $     54,170
                                                                      ============

     The fair value of the shares of NaviSite common stock noted in the table above was determined as follows (in thousands, except per share value):

Issuance of 3 million shares                                                 3,000
Per share price of NaviSite common stock on 6/7/04                    $       4.79
                                                                      ------------
Fair value of the common stock issued                                 $     14,370
                                                                      ============

     The equity components of the common stock issued which is noted in the table above are as follows (in thousands):

Common stock (assumes $.01 par value)                                 $         30
Additional paid-in capital                                                  14,340
                                                                      ------------
Fair value of the common stock issued                                 $     14,370
                                                                      ============

     For pro forma purposes, all equity accounts of Surebridge were eliminated. The adjustments to both common stock and additional paid-in capital in the pro forma condensed combined balance sheet were determined as follows (in thousands):

Elimination of pre-existing Surebridge common stock                   $       (109)
Common stock (at par value) resulting from Navisite shares issued               30
                                                                      ------------
Common stock adjustment                                               $        (79)
                                                                      ============

Elimination of pre-existing Surebridge additional paid-in capital     $     (9,923)
Additional paid-capital resulting from NaviSite shares issued               14,340
                                                                      ------------
Additional paid-in capital adjustment                                 $      4,417
                                                                      ============

(c) Interest Expense on the Promissory Notes

Interest expense on the two promissory notes payable is calculated at 10% annually. The pro forma statements of operations assume interest will be paid in full. However, the promissory notes provide that no interest shall accrue or be payable on any principal paid within nine months. The interest expense recorded in the pro forma condensed combined statements of operations was calculated as follows (in thousands):

                                         SIX MONTHS         YEAR
                                            ENDED          ENDED
                                         JANUARY 31,      JULY 31,
                                             2004           2003
Promissory notes principal              $      39,300  $      39,300
Interest rate                                      10%            10%
                                        -------------  -------------
Monthly interest expense                $         328  $         328
Months                                              6             12
                                        -------------  -------------
Interest expense recorded               $       1,965  $       3,930
                                        =============  =============